Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On August 19, 2025, Thumzup Media Corporation, a Nevada corporation, (the “Company” or “TZUP”) entered an Agreement and Plan of Merger (the “Merger Agreement”) with TZUP Merger Sub, Inc., a wholly-owned subsidiary of the Company (the “Merger Sub”) and Dogehash Technologies, Inc. (“Dogehash”), a Nevada corporation. Pursuant to the Merger Agreement, the Company will change its name to Dogehash Technologies Holdings, Inc. and the Merger Sub will merge with and into Dogehash (the “Merger”).

At closing of the Merger, the Company will issue 30,700,000 shares of restricted common stock to the shareholders of Dogehash in exchange for 100% of the outstanding shares of Dogehash, and Dogehash will become a wholly-owned subsidiary of the Company. The Company may issue convertible preferred stock containing a beneficial ownership limitation to any shareholder who, as a result of the Merger, would own in excess of 4.99% of the Company.

Pursuant to the Merger, TZUP will acquire 100% of the outstanding capital stock of Dogehash and Dogehash will become direct, wholly-owned subsidiary of TZUP. While TZUP will be the legal acquirer, the acquisition will be accounted for as a reverse acquisition using the acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) Topic 805, “Business Combinations” (“ASC 805”). Dogehash will be deemed to be the acquirer for financial accounting purposes. The following unaudited pro forma condensed combined financial information gives effect to the acquisition by Dogehash of TZUP.

The unaudited pro forma condensed combined financial information has been presented for informational purposes only and is not necessarily indicative of what the combined companies’ financial position or results of operations would have been had the acquisition been completed as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company. The historical consolidated financial information has been adjusted in the accompanying unaudited pro forma condensed combined financial information to give effect to unaudited pro forma events that are directly attributable to the acquisition, factually supportable and, with respect to the unaudited pro forma condensed combined statement of operations, expected to have a continuing impact on the results of operations of the combined company. The accompanying unaudited pro forma condensed combined statements of operations do not include any pro forma adjustments to reflect certain expected financial benefits of the acquisition, such as tax savings, cost synergies or revenue synergies, or the anticipated costs to achieve those benefits, including the cost of integration activities, or restructuring actions which may be achievable or the impact of any non-recurring activity.

The unaudited pro forma condensed combined financial information has been prepared using the acquisition method of accounting under existing United States Generally Accepted Account Principles (“U.S. GAAP”) in accordance with Topic 805, which are subject to change. While TZUP will be the legal acquirer, Dogehash will be deemed to be the acquirer for financial accounting purposes, based on a number of factors considered at the time of preparation of these pro forma financial statements, including control over the post-acquisition company as evidenced by the relative equity ownership and, the largest portion of the voting rights, in the combined companies after the closing of the acquisition, along with the composition of the board of directors. The application of acquisition accounting of TZUP is dependent upon (i) the working capital positions at the closing of the acquisition, (ii) other factors such as the share price of TZUP, and (iii) certain valuations and other studies that have yet to progress to a stage where there is sufficient information for a definitive measurement. The combined company will complete the valuations and other studies upon completion of the acquisition and will finalize the purchase price allocation as soon as practicable within the measurement period, but in no event later than one year following the closing date of the acquisition. The assets and liabilities of TZUP and other pro forma adjustments have been measured based on various preliminary estimates using assumptions that TZUP and Dogehash believe are reasonable, based on information that is currently available. Accordingly, the pro forma adjustments are preliminary. Differences between these preliminary estimates and the final acquisition accounting could be significant, and these differences could have a material impact on the accompanying unaudited pro forma condensed combined financial information and the combined companies’ future results of operation and financial position.

The unaudited pro forma condensed combined financial information has been compiled in a manner consistent with the accounting policies adopted by Dogehash. Upon completion of the acquisition, the combined company will perform a detailed review of TZUP’s accounting policies and will conform the combined company policies. The combined company may identify additional differences between the accounting policies of the two companies that, when conformed, could have a material impact on the consolidated financial statements of the combined company. Additionally, certain financial information of TZUP as presented in its historical consolidated financial statements has been reclassified to conform to the historical presentation in Dogehash’s financial statements for purposes of preparation of the unaudited pro forma condensed combined financial information. There have been no transactions between Dogehash and TZUP during the periods presented in the unaudited pro forma condensed combined financial information.

This unaudited pro forma condensed combined financial information was derived from and should be read in conjunction with the accompanying notes, as well as the following historical financial statements and the related notes of Dogehash and TZUP as discussed below.

The unaudited pro forma condensed combined balance sheet as of June 30, 2025, gives effect to the acquisition of TZUP by Dogehash as if the acquisition occurred on June 30, 2025. Dogehash balance sheet information included in the unaudited pro forma condensed combined balance sheet as of June 30, 2025, was derived from Dogehash’s unaudited June 30, 2025, condensed consolidated balance sheet, included under “Index to Financial Statements” in this Proxy Statement. The TZUP consolidated balance sheet information included in the unaudited pro forma condensed combined balance sheet as of June 30, 2025, was derived from TZUP’s unaudited June 30, 2025 condensed consolidated balance sheet as set forth in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025, as filed with the Securities and Exchange Commission (SEC) on August 14, 2025, which is incorporated by reference herein.

The unaudited pro forma condensed combined statement of operations for the six-month period ended June 30, 2025, gives pro forma effect to the acquisition of TZUP by Dogehash as if the transaction was consummated on January 1, 2025. The information included in the unaudited pro forma condensed combined statement of operations for the period from the date of inception of January 13 through June 30, 2025, was derived from Dogehash’s unaudited June 30, 2025, condensed statement of operations and included under “Index to Financial Statements” in this Proxy Statement. The information included in the unaudited pro forma condensed combined statement of operations for the six-month period ended June 30, 2025, includes the condensed consolidated statement of operations of TZUP for the six month period ended June 30, 2025, which was derived from its unaudited condensed consolidated statements of operations for that period as set forth in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025, as filed with the SEC on August 14, 2025, which is incorporated by reference herein.

The unaudited pro forma condensed combined financial information has been prepared by TZUP management for illustrative purposes only. The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of the financial position or results of operations in future periods or the results that actually would have been realized had Dogehash and TZUP been a combined company during the specified periods. Additionally, the unaudited pro forma results do not give effect to any potential cost savings or other synergies that could result from the combination of Dogehash and TZUP. The pro forma adjustments are based on the information available at the date of this Proxy Statement and reflect preliminary estimates of fair value. The unaudited pro forma condensed combined financial information, including the notes thereto, is qualified in its entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of Dogehash included under “Index to Financial Statements” in this Form 8-K and TZUP as set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 11, 2025, which are incorporated by reference herein and, its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025, as filed with the SEC on August 14, 2024, which is also incorporated by reference herein.

Pursuant to the Merger, the Sellers agreed to sell the Company 100% of the outstanding capital stock of Dogehash in consideration for an aggregate of 30,700,000 restricted shares of the Company’s common stock (the “Closing Shares”), due at the Closing

Upon the Closing, based on the number of shares of common stock and preferred stock outstanding as June 30, 2025, the Sellers will collectively own approximately 76% of the Company’s then outstanding shares of common stock. The above percentages are based on the Company’s currently outstanding shares of common stock and voting shares. Therefore, as a result of the Merger, the Sellers will become the majority stockholders of the Company and will receive rights to appoint certain persons to the Board of Directors of the Company.

The unaudited pro forma condensed combined financial information set forth below primarily gives effect to the following:

(a)	the conversion of the outstanding Dogehash secured promissory note into 700,000 shares of Dogehash member units;
(b)	the conversion of the Dogehash Class A-1 and Class A-2 member units into 30,700,000 shares of common stock of Dogehash;
(c)	the issuance of 30,700,000 restricted shares of the Company’s common stock in exchange for the outstanding common stock of Dogehash;
(d)	the application of the acquisition method of accounting in connection with the acquisition.

Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed combined financial information. The unaudited pro forma condensed combined balance sheet data gives effect to the acquisition as if it had occurred on June 30, 2025. The unaudited pro forma condensed combined statements of operations data for the six months ended June 30, 2025, give effect to the acquisition as if it had occurred on January 1, 2025.

This unaudited pro forma condensed combined financial information and accompanying notes, was derived from the historical financial statements of Dogehash and TZUP, as discussed above.

Unaudited Pro Forma Interim Condensed Combined Balance Sheet

June 30, 2025

	TZUP	Dogehash
	As of	As of	Pro Forma
	June 30	June 30,	Note	Pro Forma	Pro Forma
	2025	2025	Ref	Adjustments	Balances
ASSETS

Current assets:
Cash and cash equivalents	$60,430	$3,792,062	(4)	$(500,000)	$3,352,492
Digital assets, net	-	1,694,250		-	1,694,250
Account receivable, net	76	-		-	76
Prepaid expenses	150,708	60,691		-	211,399
Total current assets	211,214	5,547,003		(500,000)	5,258,217

Non-Current assets:
Property, plant & equipment, net	15,080	15,071,639		-	15,086,719
Deposits for equipment	-	7,029,862		-	7,029,862
Digital assets, net	2,046,942	-		-	2,046,942
Capitalized software costs, net	331,084	-		-	331,084
Goodwill	-	-	(2)	52,178,633	52,178,633
Other non-current assets	-	686,893		-	686,893
Total Non-current assets:	2,393,106	22,788,394		52,178,633	77,360,133

Total assets	$2,604,320	28,335,397		$51,678,633	$82,618,350

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$281,275	$55,820		$-	$337,095
Accrued payroll and related	500,000	-		-	500,000
Current maturities of long term debt, net of unamortized discounts	-	1,750,000	(1)	(1,750,000)	-
Total Current liabilities	781,275	1,805,820		(1,750,000)	837,095

Total liabilities	781,275	1,805,820		(1,750,000)	837,095

Shareholder’s equity:
Preferred stock - Series A, $0.001 par value, $45.00 stated value, 1,000,000 shares authorized; 158,632 issued and outstanding	159	-		-	159
Preferred stock - Series B, $0.001 par value, $50.00 stated value, 40,000 shares authorized; 1,000 and 16,100 shares issued and outstanding, respectively	1	-		-	1
Preferred stock - Series C, $0.001 par value, $60.00 stated value, 200,000 shares authorized, none outstanding	-	-		-	-
Common stock, $0.001 par value, 250,000,000 shares authorized; 9,677,720 and 40,377,720 shares issued and outstanding prior to and following the Closing	9,678	-	(1), (3)	30,700	40,378
Treasury stock, at cost; 79,377 shares of common stock, at cost	(298,207)	-		-	(298,207)
Member’s Equity	-	26,529,577	(2)	(26,529,577)	-
Additional paid in capital	15,151,438	-	(1), (2), (3)	67,387,486	82,538,924
Accumulated earnings (deficit)	(13,040,024)	-	(3) (4)	12,540,024	(500,000)
Total shareholders’ equity	1,823,045	26,529,577		53,428,633	81,781,255

Total liabilities and equity	$2,604,320	$28,335,397		$51,678,633	$82,618,350

See accompanying notes to unaudited pro forma condensed combined financial statements.

Unaudited Pro Forma Condensed Combined Statement of Operations

June 30, 2025

	TZUP	Dogehash
	Six Months	Period from inception
	Ended	January 13, 2025 to	Pro Forma	Pro Forma	Pro Forma
	June 30, 2025	June 30, 2025	Note	Adjustments	Balances

Revenue	$166	$2,088,212		$-	$2,088,378
Cost of goods sold	-	(1,074,032)		-	(1,074,032)
Gross profit (loss)	166	1,014,180		-	1,014,346

Operating expenses
Sales and marketing	1,033,250	-		-	1,033,250
Research and development	192,639	-		-	192,639
General and administrative	2,092,729	164,874		-	2,257,603
Professional	-	230,096		-	230,096
Depreciation and amortization	76,338	2,352,011		-	2,428,349
Total operating expenses	3,394,956	2,746,981		-	6,141,937

Gain (Loss) from operations	(3,394,790)	(1,732,801)		-	(5,127,591)

Other income (expense)
Realized gain on intangible assets (digital assets)	-	71,482		-	71,482
Unrealized gain on intangible asset (bitcoin)	624,745	-			624,745
Impairment of intangible asset (bitcoin)	(579,049)	-		-	(579,049)
Interest income (expense)	21,678	(176,506)	(5)	176,506	21,678
Total other income (expense)	67,374	(105.024)		176,506	138,856

Net loss before taxes	(3,327,416)	(1,837,825)		(176,506)	(4,988,735)

Provision for income taxes (benefit)	-	-		-	-
Net loss	(3,327,416)	(1,837,825)		(176,506)	(4,988,735)

Dividends on preferred stock	(20,900)	-		-	(20,900)

Net income attributable to common stockholders	$(3,348,316)	$(1,837,825)		$(176,506)	$(5,009,635)

Weighted average number of common shares outstanding - basic	9,486,546	-		30,700,000	40,186,546
Weighted average number of common shares outstanding - diluted	9,486,546	-		30,700,000	40,186,546

Net earnings per common share - basic	$(0.35)	$-		$(0.01)	$(0.11)
Net earnings per common share - diluted	$(0.35)	$-		$(0.01)	$(0.11)

See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. Description of the Acquisition

On August 19, 2025, Thumzup Media Corporation, a Nevada corporation, (the “Company” or “TZUP”) entered an Agreement and Plan of Merger (the “Merger Agreement”) with TZUP Merger Sub, Inc., a wholly-owned subsidiary of the Company (the “Merger Sub”) and Dogehash Technologies, Inc. (“Dogehash”), a Nevada corporation. Pursuant to the Merger Agreement, the Company will change its name to Dogehash Technologies Holdings, Inc. and the Merger Sub will merge with and into Dogehash (the “Merger”).

At closing of the Merger (“Closing”), the Company will issue 30,700,000 shares of restricted common stock to the shareholders of Dogehash in exchange for 100% of the outstanding shares of Dogehash, and Dogehash will become a wholly-owned subsidiary of the Company. The Company may issue convertible preferred stock containing a beneficial ownership limitation to any shareholder who, as a result of the Merger, would own in excess of 4.99% of the Company.

Pursuant to the Merger, TZUP will acquire 100% of the outstanding capital stock of Dogehash and Dogehash will become direct, wholly-owned subsidiary of TZUP. While TZUP will be the legal acquirer, the acquisition will be accounted for as a reverse acquisition using the acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) Topic 805, “Business Combinations” (“ASC 805”). Dogehash will be deemed to be the acquirer for financial accounting purposes. The following unaudited pro forma condensed combined financial information gives effect to the acquisition by Dogehash of TZUP.

2. Basis of Presentation

The unaudited pro forma condensed combined financial information is prepared in accordance with Article 11 of Securities and Exchange Commission (SEC) Regulation S-X. The historical financial information has been adjusted in the accompanying unaudited pro forma condensed combined financial information to give effect to unaudited pro forma events that are:

●	directly attributable to the acquisition;
●	factually supportable; and
●	with respect to the unaudited pro forma condensed combined statement of operations, expected to have a continuing impact on the results of operations of the combined company.

The acquisition will be treated as a business combination for accounting purposes, with Dogehash being deemed the accounting acquirer and TUP being deemed the accounting acquiree. Therefore, the historical basis of Dogehash’s’ assets and liabilities will not be remeasured as a result of the acquisition. In identifying Dogehash as the acquiring entity, the companies considered the structure of the acquisition, the relative equity ownership and the largest portion of the voting rights, in the combined companies after the closing of the acquisition, along with the composition of the board of directors.

The unaudited pro forma condensed combined financial information was prepared using the acquisition method of accounting in accordance with ASC 805, which requires, among other things, that assets acquired, and liabilities assumed in a business combination be recognized at their fair values as of the acquisition date. The acquisition method of accounting uses the fair value concepts defined in ASC Topic 820, “Fair Value Measurement” (“ASC 820”). Fair value is defined in ASC 820 as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Market participants are assumed to be buyers or sellers in the most advantageous market for the asset or liability. Fair value measurement for an asset assumes the highest and best use by these market participants.

Fair value measurements can be highly subjective, and it is possible the application of reasonable judgment could develop different assumptions resulting in a range of alternative estimates using the same facts and circumstances.

Fair value estimates were determined based on preliminary discussions between Dogehash and TZUP management, and a preliminary valuation of TZUP’s assets and liabilities using June 30, 2025, as the measurement date. The allocation of the aggregate acquisition consideration used in the preliminary unaudited pro forma condensed combined financial information is based on preliminary estimates. The estimates and assumptions are subject to change as of the effective time of the acquisition. The final determination of the allocation of the aggregate acquisition consideration will be based on the actual tangible and intangible assets and the liabilities of TZUP at the effective time of the acquisition. Refer to Note 4 for additional information.

For pro forma purposes, the valuation of consideration transferred is based on, among other things, the number of TZUP common shares outstanding and price per share as of October 3, 2025, i.e., the price per share as of the effective date of the Merger. Refer to Note 4 for additional information. The consideration transferred is based on the number of TZUP common shares outstanding on June 30, 2025, which could materially change from the assumptions included in this pro forma financial information. Additionally, for the purposes of this pro forma financial information, the consideration transferred ascribes no value to outstanding out-of-the-money TZUP Warrants and TZUP Options that are not converted to equity based on value of the exercise price of the instruments as compared to the market price of TZUP’s shares.

The unaudited pro forma condensed combined balance sheet data gives effect to the acquisition as if it had occurred on June 30, 2025, which is expected to be consummated and effective in the fourth quarter of 2025.

Pursuant to the Merger, TZUP will acquire 100% of the outstanding capital stock of Dogehash and Dogehash will become direct, wholly-owned subsidiary of TZUP. While TZUP will be the legal acquirer, the acquisition will be accounted for as a reverse acquisition using the acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) Topic 805, “Business Combinations” (“ASC 805”). Dogehash will be deemed to be the acquirer for financial accounting purposes. The following unaudited pro forma condensed combined financial information gives effect to the acquisition by Dogehash of TZUP.

The unaudited pro forma condensed combined financial information has been presented for informational purposes only and is not necessarily indicative of what the combined companies’ financial position or results of operations would have been had the acquisition been completed as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company. The historical consolidated financial information has been adjusted in the accompanying unaudited pro forma condensed combined financial information to give effect to unaudited pro forma events that are directly attributable to the acquisition, factually supportable and, with respect to the unaudited pro forma condensed combined statement of operations, expected to have a continuing impact on the results of operations of the combined company. The accompanying unaudited pro forma condensed combined statements of operations do not include any pro forma adjustments to reflect certain expected financial benefits of the acquisition, such as tax savings, cost synergies or revenue synergies, or the anticipated costs to achieve those benefits, including the cost of integration activities, or restructuring actions which may be achievable or the impact of any non-recurring activity.

The unaudited pro forma condensed combined financial information has been prepared using the acquisition method of accounting under existing United States Generally Accepted Accounting Principles (“U.S. GAAP”) in accordance with Topic 805, which are subject to change. While TZUP will be the legal acquirer, Dogehash will be deemed to be the acquirer for financial accounting purposes, based on a number of factors considered at the time of preparation of these pro forma financial statements, including control over the post-acquisition company as evidenced by the relative equity ownership and, the largest portion of the voting rights, in the combined companies after the closing of the acquisition, along with the composition of the board of directors. The application of acquisition accounting of TZUP is dependent upon (i) the working capital positions at the closing of the acquisition, (ii) other factors such as the share price of TZUP, and (iii) certain valuations and other studies that have yet to progress to a stage where there is sufficient information for a definitive measurement. The combined company will complete the valuations and other studies upon completion of the acquisition and will finalize the purchase price allocation as soon as practicable within the measurement period, but in no event later than one year following the closing date of the acquisition. The assets and liabilities of TZUP and other pro forma adjustments have been measured based on various preliminary estimates using assumptions that TZUP and Dogehash believe are reasonable, based on information that is currently available. Accordingly, the pro forma adjustments are preliminary. Differences between these preliminary estimates and the final acquisition accounting could be significant, and these differences could have a material impact on the accompanying unaudited pro forma condensed combined financial information and the combined companies’ future results of operation and financial position.

The unaudited pro forma condensed combined financial information has been compiled in a manner consistent with the accounting policies adopted by Dogehash. Upon completion of the acquisition, the combined company will perform a detailed review of TZUP’s accounting policies and will conform the combined company policies. The combined company may identify additional differences between the accounting policies of the two companies that, when conformed, could have a material impact on the consolidated financial statements of the combined company. Additionally, certain financial information of TZUP as presented in its historical consolidated financial statements has been reclassified to conform to the historical presentation in Dogehash’s financial statements for purposes of preparation of the unaudited pro forma condensed combined financial information. There have been no transactions between Dogehash and TZUP during the periods presented in the unaudited pro forma condensed combined financial information.

This unaudited pro forma condensed combined financial information was derived from and should be read in conjunction with the accompanying notes, as well as the following historical financial statements and the related notes of Dogehash and TZUP as discussed below.

The unaudited pro forma condensed combined balance sheet as of June 30, 2025, gives effect to the acquisition of TZUP by Dogehash as if the acquisition occurred on June 30, 2025. Dogehash balance sheet information included in the unaudited pro forma condensed combined balance sheet as of June 30, 2025, was derived from Dogehash’s unaudited June 30, 2025, condensed consolidated balance sheet, included under “Index to Financial Statements” in this Proxy Statement. The TZUP consolidated balance sheet information included in the unaudited pro forma condensed combined balance sheet as of June 30, 2025, was derived from TZUP’s unaudited June 30, 2025 condensed consolidated balance sheet as set forth in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025, as filed with the Securities and Exchange Commission (SEC) on August 14, 2024.

The unaudited pro forma condensed combined statement of operations for the six-month period ended June 30, 2025, gives pro forma effect to the acquisition of TZUP by Dogehash as if the transaction was consummated on January 1, 2025. The information included in the unaudited pro forma condensed combined statement of operations for the period from the date of inception of January 13 through June 30, 2025, was derived from Dogehash’s unaudited June 30, 2025, condensed statement of operations and included under “Index to Financial Statements” in this Proxy Statement. The information included in the unaudited pro forma condensed combined statement of operations for the six-month period ended June 30, 2025, includes the condensed consolidated statement of operations of TZUP for the six month period ended June 30, 2025, which was derived from its unaudited condensed consolidated statements of operations for that period as set forth in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025, as filed with the SEC on August 14, 2025 herein.

The unaudited pro forma condensed combined financial information has been prepared by TZUP management for illustrative purposes only. The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of the financial position or results of operations in future periods or the results that actually would have been realized had Dogehash and TZUP been a combined company during the specified periods. Additionally, the unaudited pro forma results do not give effect to any potential cost savings or other synergies that could result from the combination of Dogehash and TZUP. The pro forma adjustments are based on the information available at the date of this Proxy Statement and reflect preliminary estimates of fair value. The unaudited pro forma condensed combined financial information, including the notes thereto, is qualified in its entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of Dogehash included under “Index to Financial Statements” in this Form 8-K and TZUP as set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 11, 2025, which are incorporated by reference herein and, its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025, as filed with the SEC on August 14, 2024, which is also incorporated by reference herein.

The unaudited pro forma condensed combined financial information is presented solely for informational purposes and is not necessarily indicative of the combined results of operations or financial position that might have been achieved for the periods or dates indicated, nor is it necessarily indicative of the future results of the combined company. The unaudited pro forma condensed combined financial information has not been adjusted to give effect to certain expected financial benefits of the acquisition, such as tax savings, cost synergies or revenue synergies, or the anticipated costs to achieve these benefits, including the cost of integration activities. The unaudited pro forma condensed combined financial information does not reflect possible adjustments related to restructuring or integration activities that have yet to be determined or transaction or other costs following the combination that are not expected to have a continuing impact on the business of the combined company.

3. Accounting Policies

The unaudited pro forma condensed combined financial information has been compiled in a manner consistent with the accounting policies of TZUP. Following the acquisition, the combined company will conduct a review of accounting policies of Dogehash in an effort to determine if differences in accounting policies require further reclassification of results of operations or reclassification of assets or liabilities to conform to TZUP’s accounting policies and classifications. As a result of that review, the combined company may identify differences among the accounting policies of the companies that, when conformed, could have a material impact on the unaudited pro forma condensed combined financial information.

4. Purchase price allocation

Fair Value of Total Estimated Consideration Transferred

The Merger will be accounted for as a reverse merger and recapitalization of TZUP under ASC 805, with Dogehash as the accounting acquirer. The consideration transferred to the accounting acquiree TZUP) consists of the outstanding shares of common stock of TZUP immediately prior to the Closing as noted below:

The fair value per share of TZUP’s common stock was assumed for pro forma purposes to be $5.16 per share based on the closing price of the Company’s common stock at October 3, 2025.

Purchase Consideration	Amounts
Fair value of common shares issued (9,677,720 shares of TZUP Common Stock outstanding at June 30, 2025 at $5.16 per share based on October 3, 2025 closing price)	$49,937,035
Total consideration	$49,937,035

Purchase Price Allocation

The following is an estimate of the allocation of the purchase price to acquired identifiable assets and assumed liabilities, which includes estimated acquisition method of accounting adjustments to reflect the fair value of intangible assets acquired at the time of the acquisition:

The preliminary allocation of the purchase price to net assets is summarized below:

Purchase Price Allocation	Amounts
Cash and cash equivalents	$60,430
Account receivable, net	76
Prepaid expenses	150,708
Property, plant & equipment	15,080
Digital assets, net	2,046,942
Capitalized software costs, net	331,084
Accounts payable and accrued liabilities	(281,275)
Accrued payroll and related	(500,000)
Net tangible assets	$1,823,045
Goodwill & intangible assets	48,113,990
Fair value of total estimated purchase consideration transferred	$49,937,035

The acquired identified intangible assets are expected to be comprised of the following:

Description	Useful Life	Value
Goodwill		$44,937,035
Trade names and trademarks	10	4,000,000
Advertiser relationships	5	1,000,000
Total		$49,937,035

The fair value estimate for all identifiable intangible assets is preliminary and is based on assumptions that market participants would use in pricing an asset, based on the most advantageous market for the asset (i.e., its highest and best use). This preliminary fair value estimate could include assets that are not intended to be used, may be sold, or are intended to be used in a manner other than their best use. The final determination of fair value of intangible assets, as well as estimated useful lives, remains subject to change. The finalization may have a material impact on the valuation of intangible assets and the purchase price allocation, which is expected to be finalized subsequent to the acquisition, within one year of the acquisition date. No amortization or impairment of goodwill was considered in the unaudited pro forma condensed combined financial information.

5. Unaudited Pro Forma Condensed Combined Adjustments

The following provides explanations of the various adjustments to the unaudited pro forma condensed combined financial information:

Pro Forma Combined Balance Sheet Adjustments

(1)	To reflect the exchange of 700,000 shares of common stock of Dogehash for outstanding secured promissory note of Dogehash.
(2)	To reflect the exchange of Dogehash member units for Dogehash common stock immediately prior to Closing.
(3)	To reflect the preliminary purchase price allocation and recapitalization of TZUP as part of the reverse merger accounting.
(4)	To reflect payment of estimated transaction costs of $500,000 at closing.

Pro Forma Combined Statement of Operations Adjustments

(5)	To remove interest expense of Dogehash due to conversion of outstanding secured promissory note at the time of Closing.